UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 21, 2020
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle	,	WA	98104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On January 21, 2020, the Board of Directors of F5 Networks, Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws (the “Amended Bylaws”) to implement proxy access.
Section 2.12 of the Amended Bylaws has been added to permit a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials directors constituting up to the greater of two directors and 20% of the Board of Directors, provided that the requirements specified in the Amended Bylaws are satisfied.
The Company engaged in discussions with certain shareholders regarding providing proxy access, to allow the Board to implement terms that it believes will provide meaningful proxy access rights for its shareholders while furthering the long-term interests of the Company and its shareholders.
The amendments also include updating changes in the Amended Bylaws regarding advance notice of nominations or business to be presented at an annual meeting of shareholders, to coordinate with the proxy access provisions, including regarding certain informational requirements, and make other ministerial, clarifying, and conforming changes.
The amendments to the Bylaws are effective as of January 21, 2020. Proxy access will first apply with respect to the Company’s Annual Meeting of Shareholders to be held in 2021.
This description of the amendments included in the Amended Bylaws is not complete and is qualified in its entirety by reference to the text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

3.1	Seventh Amended and Restated Bylaws adopted January 21, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: January 22, 2020	By:	/s/ Scot F. Rogers
Scot F. Rogers
Executive Vice President and General Counsel